SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 2, 2003



                               THERMOGENESIS CORP.
             (Exact name of registrant as specified in its charter)

          Delaware                    0-16375                 94-3018487
          --------                    -------                 ----------
(State or other jurisdiction        (Commission            (I.R.S. Employer
      of incorporation              File Number)          Identification No.)
      or organization)


                                2711 Citrus Road
                        Rancho Cordova, California 95742
                                 (916) 858-5100
          (Address and telephone number of principal executive offices)




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Item 5. Other Events and Regulation FD Disclosure.

     ThermoGenesis Corp. (the "Company") has accepted the resignation of Sam Acosta, who served as Vice President of Manufacturing Operations since December 1997. Mr. Acosta, whose contract would have expired in December 2003, has departed as of September 2, 2003 to pursue other business interests. The Company is currently working on a plan of transition. As part of that transition, the Company is refining its operating structure for greater efficiency, which includes the elimination of the position of Vice President of Manufacturing Operations. Mr. Acosta's former duties will be distributed among other current members of the Company's operations team.







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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              THERMOGENESIS CORP.,
                                              a Delaware corporation


Dated:  September 9, 2003                     /s/Renee M. Ruecker
                                              ----------------------------------
                                              Renee M. Ruecker,
                                              Chief Financial Officer